Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-13772) of our report dated April 21, 2005 relating to the financial statements and financial statements schedule of Satyam Computer Services Limited, which appears in the Current Report on Form 6-K dated April 26, 2005 and which is incorporated by reference in this Annual Report on Form-20-F.

Price Waterhouse
Secunderabad, India
April 26, 2005